EXHIBIT 10.30

                               AGREEMENT OF MERGER



         This AGREEMENT OF MERGER (the "Agreement") is made and entered into as of October 23, 1996 between LYNX THERAPEUTICS INC., a Delaware corporation ("Lynx") and SPECTRAGEN, INC., a Delaware corporation ("Spectragen").

                                    RECITALS

         A. The Board of Directors of Spectragen and Lynx believe it is in the best interests of each company and their respective stockholders that Spectragen and Lynx combine into a single company through the Delaware statutory merger of Spectragen with and into Lynx (the "Merger") and, in furtherance thereof, have approved the Merger.

         B. Pursuant to the Merger, among other things, the outstanding shares of Common Stock of Spectragen ("Spectragen Common Stock"), other than those held by Lynx, shall be converted into shares of Common Stock of Lynx ("Lynx Common Stock") as determined herein.

         C. The parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE, in consideration of the covenants promises, and representations set forth herein, and for other good and valuable consideration the parties agree as follows:

1.       THE MERGER

         1.1 Effective Time. As promptly as is reasonably practicable after the execution of this Agreement, the parties hereto shall cause the Merger to be consummated by filing this Agreement with the Secretary of State of Delaware, in such form as required by, and executed in accordance with the relevant provisions of, Delaware Law (the time of such filing being the "Effective Time"). The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California, on the date of the Effective Time (the "Closing Date").

         1.2 The Merger. At the Effective Time Spectragen shall be merged with and into Lynx, the separate corporate existence of Spectragen shall cease and Lynx shall continue as the surviving corporation. Lynx as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."



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         1.3 Effect of the  Merger.  At the  Effective  Time,  the effect of the
Merger shall be as provided under Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Spectragen and Lynx shall vest in the Surviving Corporation, and all debts, liabilities and duties of Spectragen and Lynx shall become the debts, liabilities and duties of the Surviving Corporation.

         1.4      Articles of Incorporation; Bylaws.

                  (a) Unless otherwise determined by Lynx prior to the Effective Time, at the Effective Time the Certificate of Incorporation of Lynx, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by law and such Articles of Incorporation.

                  (b) The Bylaws of Lynx, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended.

         1.5 Directors and Officers. The directors of Lynx immediately prior to the Effective time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation, and the officers of Lynx immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified.

         1.6 Manner of Converting Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Lynx, Spectragen, or the holder of any of the following securities:

                  (a) Conversion of Spectragen Common Stock. Each share of common stock, par value $.001 per share, of Spectragen (the "Spectragen Common Stock") issued and outstanding immediately prior to the Effective Time (other than any shares of Spectragen Common Stock to be cancelled pursuant to Section 1.6(b) and any Dissenting Shares (as defined and to the extent provided in
Section 1.7(a)) will be cancelled and extinguished and be converted automatically into the right to receive 1.3 shares of Lynx Common Stock.

                  (b)  Cancellation  of Lynx-Owned and  Spectragen-Owned  Stock.
Each share of Spectragen Common and/or Preferred Stock owned by Lynx or Spectragen immediately prior to the Effective Time shall be cancelled and extinguished without any conversion thereof.

                  (c) Stock Options. At the Effective Time, all options to purchase Spectragen Common Stock then outstanding under the Amended and Restated 1995 Spectragen Stock

                                       2.
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Option Plan (the  "Spectragen  Stock  Option  Plan") shall be assumed by Lynx in accordance with Section 2.1.

                  (d) Fractional Shares. No fraction of a share of Lynx Common Stock will be issued, but in lieu thereof each holder of shares of Spectragen Stock who would otherwise be entitled to a fraction of a share of Lynx Common Stock (after aggregating all fractional shares of Lynx Common Stock to be received by such holder) shall be entitled to receive from Lynx a whole share of Lynx Common Stock.

         1.7      Dissenting Shares.

                  (a) Notwithstanding any provision of this Agreement to the contrary, any shares of capital stock of Spectragen held by a holder who has demanded and perfected appraisal rights for such shares in accordance with
Section 262 of the Delaware General Corporation Law and who, as of the Effective Time, has not effectively withdrawn such appraisal rights ("Dissenting Shares"), shall not be converted into or represent a right to receive Lynx Common Stock pursuant to Section 1.6, but the holder thereof shall only be entitled to such rights as are granted by Delaware Law.

                  (b) Notwithstanding the provisions of subsection (a), if any holder of shares of capital stock of Spectragen who demands appraisal of such shares under Delaware Law shall effectively withdraw the right to appraisal, then, as of the later of the Effective Time and the occurrence of such event, such holder's shares shall automatically be converted into and represent only the right to receive Lynx Common Stock, without interest thereon, upon surrender of the certificate representing such shares.

                  (c) Spectragen shall give Lynx (i) prompt notice of any written demands for appraisal of any shares of capital stock of Spectragen, withdrawals of such demands, and any other instruments served pursuant to Delaware Law and received by Spectragen and (ii) the opportunity to participate in all negotiations and proceedings which take place prior to the Effective Time with respect to demands for appraisal under Delaware Law. Spectragen shall not, except with the prior written consent of Lynx, voluntarily make any payment before the Effective Time with respect to any demands for appraisal of capital stock of Spectragen or offer to settle or settle any such demands.

         1.8      Surrender of Certificates.

                  (a) Exchange of Certificates. As soon as is practicable after the Effective Time, Lynx shall cause its transfer agent to prepare certificates representing the shares of Lynx Common Stock issuable pursuant to Section 1.6 in exchange for outstanding shares of Spectragen common stock (the "New Lynx Certificates"). All Certificates, which prior to the Effective Time represented shares of Spectragen Common Stock and were held in escrow

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pursuant to the Stockholders Agreement (the "Spectragen Certificates"), shall be transferred from Cooley Godward LLP ("the Escrow Agent") for completion of the exchange. The transfer agent shall then issue the appropriate New Lynx Certificates. The Spectragen Certificates shall then be cancelled. The transfer agent shall then redeliver the New Lynx Certificates to the Escrow Agent for distribution according to the terms set forth in the Stockholders Agreement and the applicable stock purchase agreement.

                  (b) Distributions With Respect to Unexchanged Shares. No dividends or other distributions declared or made after the Effective Time with respect to Lynx Common Stock with a record date after the Effective time will be paid to the holder of any unsurrendered Certificate with respect to the shares of Lynx Common Stock represented thereby until the holder of record of such New Lynx Certificate shall surrender such Certificate. Subject to applicable law, following surrender of any such New Lynx Certificate, there shall be paid to the record holder of the certificates representing whole shares of Lynx Common Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective time theretofore paid with respect to such whole shares of Lynx Common Stock.

                  (c) Transfers of Ownership. If any certificate for shares of Lynx Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will have paid to Lynx or any agent designated by it any transfer or other taxes required by reason of the issuance of a certificate for shares of Lynx Common Stock in any name other than that of the registered holder of the certificate surrendered, or established to the satisfaction of Lynx or any agent designated by it that such tax has been paid or is not payable.

                  (d) No Liability. Notwithstanding anything to the contrary in this Section 1.8, none of the Escrow Agent, the Surviving Corporation or any party hereto shall be liable to a holder of shares of Lynx Common Stock or Spectragen Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

         1.9 No Further Ownership Rights in Spectragen Common Stock. All shares of Lynx Common Stock issued upon the surrender for exchange of shares of Spectragen Common Stock in accordance with the terms hereof (including any cash paid in respect thereof) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Spectragen Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Spectragen Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are

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presented to the Surviving  Corporation for any reason,  they shall be cancelled and exchanged as provided in this Section 1.

         1.10 Lost, Stolen or Destroyed Certificates. In the event any certificates evidencing shares of Spectragen Common Stock shall have been lost, stolen or destroyed, the Escrow Agent shall issue in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof, such shares of Lynx Common Stock and cash for fractional shares, if any, as may be required pursuant to Section 1.6; provided, however, that Lynx may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Lynx or the Exchange Agent with respect to the certificates alleged to have been lost, stolen or destroyed.

         1.11 Tax Consequences and Accounting Treatment. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

         1.12 Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest in Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers, and Franchises of Spectragen, the Officers and Directors of Lynx and Spectragen are fully authorized in the name of their respective corporations, to take, and will take, all such lawful and necessary action.

2.       STOCK OPTIONS.

         2.1 Assumption of Spectragen Options by Lynx. At the Effective Time, each outstanding option to purchase shares of Spectragen Common Stock (each a "Spectragen Option") under the Spectragen Stock Option Plan, whether vested or unvested, shall be, in connection with the Merger, assumed by Lynx. Each Spectragen Option so assumed by Lynx under this Agreement shall continue to have, and be subject to, the same terms and conditions set forth in the Spectragen Stock Option Plan and as provided in the respective option agreements immediately prior to the Effective Time, except that (i) such Spectragen Option shall be exercisable only for that number of whole shares of Lynx Common Stock equal to the product of the number of shares of Spectragen Common Stock that were issuable upon exercise of such Spectragen Option immediately prior to the Effective Time multiplied by 1.3, rounded up to the nearest whole number of shares of Lynx Common Stock, and (ii) the per share exercise price for the shares of Lynx Common Stock issuable upon exercise of such assumed Company Option shall be equal the exercise price per share of Spectragen Common Stock at which such Spectragen Option was exercisable immediately prior to the Effective Time divided by 1.3, rounded up to the nearest whole cent, all in accordance with the rules of

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Section 424(a) of the Code, and the regulations promulgated thereunder, and such rules shall apply even with respect to options that are not "incentive stock options" (within the meaning of Section 424 of the Code).

         2.2 Form S-8. Lynx will file a  registration  statement on Form S-8 for
the  outstanding   Spectragen  Common  Stock  Options  (that  are  eligible  for registration on Form S-8) within thirty (30) calendar days after the Closing.

3.       CONDITIONS OF THE MERGER.

         3.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

                  (a) Approvals. This Agreement and the Merger and other transactions contemplated hereby shall have been approved and adopted by the requisite vote of the stockholders of Spectragen and the Board of Directors of Lynx.

                  (b) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority to instrumentality, domestic or foreign, seeking any of the foregoing be pending; nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger, which makes the consummation of the Merger illegal.

                  (c) Qualification for Exemption Under Regulation D. As of the Effective Time, counsel for Lynx shall be satisfied that the Merger qualifies for the terms of the exemption provided by Rule 505 of Regulation D promulgated under the Securities Act of 1933, as amended.

4.       TERMINATION, AMENDMENT AND WAIVER.

         4.1 Termination. This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time:

                  (a)      by mutual consent of Lynx and Spectragen;

                  (b) by any party hereto if: (i) the Closing has not occurred by December 31, 1996; (ii) there shall be a final nonappealable order of a federal or state court in effect preventing consummation of the Merger; (iii) there shall be any action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Merger by

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any governmental  entity which would make consummation of the Merger illegal; or
(iv) there shall be any action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Merger by any governmental entity, which would render Lynx or Spectragen unable to consummate the Merger, except for any waiting period provisions.

         Where  action is taken to  terminate  this  Agreement  pursuant to this
Section 4.1, it shall be sufficient for such action to be authorized by the Board of Directors (as applicable) of the party taking such action.

         4.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 4.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Lynx or Spectragen or their respective officers, directors or stockholders.

         4.3 Amendment. This Agreement may be amended by the parties hereto at any time before or after approval of matters presented in connection with the Merger by the stockholders of those parties required by applicable law to so approve but, after any such stockholder approval, no amendment shall be made which by law requires the further approval of stockholders of a party without obtaining such further approval.

         4.4 Extension; Waiver. At any time prior to the Effective Time any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein.

5.       GENERAL PROVISIONS.

         5.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via telecopy to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                           (a)      if to Lynx to:
                           Lynx Therapeutics, Inc.
                           3832 Bay Center Place
                           Hayward, CA 94545
                           Attention:  David W. Martin Jr., M.D.
                           Phone:  (510) 670-9300
                           Fax:  (510) 670-9302


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                           and with a copy to:
                           Cooley Godward LLP
                           5 Palo Alto Square
                           Palo Alto, CA 94306
                           Attention:  James C. Kitch
                           Phone:  (415) 843-5000
                           Fax:  (415) 857-0663

                           (b)      If to Spectragen, to:
                           Spectragen, Inc.
                           3832 Bay Center Place
                           Hayward, CA 94545
                           Attention:  Sam Eletr, Ph.D.

         5.2 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

         5.3 Miscellaneous. This Agreement and the documents and instruments and other agreements among the parties hereto (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; (b) are not intended to confer upon any other person any rights or remedies hereunder; and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided.

         5.4 Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware.

         IN WITNESS WHEREOF, Lynx and Spectragen have caused this Agreement to be signed by themselves or their duly authorized respective officers, all as of the date first written above.

                                      LYNX THERAPEUTICS, INC.

                                      By:      /s/ David W. Martin, Jr.
                                          --------------------------------------

                                      SPECTRAGEN, INC.

                                      By:      /s/ Sam Eletr
                                          --------------------------------------